Income Taxes	12 Months Ended
Feb. 28, 2013
Income Tax Disclosure [Abstract]
Income Taxes

12.	Income Taxes

Income tax expense differs from the amount that would result from applying the Canadian federal and provincial income tax rates to earnings before income taxes. These differences result from the following items:

	2013	2012
	$	$

Loss before income taxes	5,658	(181,841)
Canadian federal and provincial income tax rates	25%	26%

Income tax recovery based on the above rates	1,414	(47,278)

Increase due to:
Non-deductible and deductible items	10,306	(163,815)
Change in valuation allowance	(11,720)	203,854
Change in statutory tax rates	-	7,239

Income tax recovery	-	-

The components of future income taxes are as follows:

	2013	2012
	$	$

Future income tax assets

Non-capital losses	$1,151,835	$1,129,251
Mineral property costs	488,493	520,533
Property and equipment	3,099	2,866
Marketable securities and other	15,727	18,224

Total future income tax assets	1,659,154	1,670,874
Valuation allowance	(1,659,154)	(1,670,874)

Net future income tax assets	-	-

The Company has non-capital loss carry-forwards of approximately $4,607,338 that may be available for tax purposes. The loss carry-forwards are all in respect of Canadian operations and expire as follows:

$

2015	398,612
2026	402,360
2027	1,036,715
2028	417,682
2029	472,218
2030	392,771
2031	1,151,052
2032	235,235
2033	100,693

4,607,338

Additionally, the Company has approximately $1,953,973 of development expenses and exploration expenditures as at February 28, 2013 which, under certain circumstances, may be utilized to reduce taxable income of future years. The Company also has approximately $37,810 of capital losses that may be carried forward and applied against future capital gains. The potential income tax benefits of these losses have been offset by a full valuation allowance.